UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2011

Morgans Hotel Group Co.
(Exact name of registrant as specified in its charter)

Delaware	001-33738	16-1736884
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Tenth Avenue New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 277-4100

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Hard Rock Settlement Agreement

As previously disclosed in the Current Report on Form 8-K filed by Morgans Hotel Group Co. (the “Company”) on February 10, 2011, Hard Rock Hotel Holdings, LLC, a joint venture through which we held a minority interest in the Hard Rock Hotel & Casino in Las Vegas, Vegas HR Private Limited (the “Mortgage Lender”), Brookfield Financial, LLC – Series B (the “First Mezzanine Lender”), NRFC HRH Holdings, LLC (the “Second Mezzanine Lender”), Morgans Group LLC, the Company and certain affiliates of DLJ Merchant Banking Partners have been engaged in negotiations to resolve the disputes among them and all matters relating to the Hard Rock Hotel & Casino and related loans and guaranties. Additionally, the Company and the other interested parties have similarly been engaged in negotiations concerning the Hard Rock Hotel & Casino with Hard Rock Mezz Holdings LLC (the “Third Mezzanine Lender”). As a result of such discussions, the parties have entered into a comprehensive settlement, effective March 1, 2011, providing, among other things, for the following:

•	release of the Company’s non-recourse carve-out guaranties with respect to the loans made by Mortgage Lender, First Mezzanine Lender, Second Mezzanine Lender and Third Mezzanine Lender to the direct and indirect owners of the Hard Rock Hotel & Casino;

•	termination of the management agreement pursuant to which Morgans Hotel Group Management LLC, a subsidiary of the Company, managed the Hard Rock Hotel & Casino;

•	the transfer by Hard Rock Hotel Holdings, LLC to an affiliate of the First Mezzanine Lender of 100% of the indirect equity interests in the Hard Rock Hotel & Casino; and

•	certain payments to or for the benefit of the Mortgage Lender, the First Mezzanine Lender, the Second Mezzanine Lender, the Third Mezzanine Lender and the Company. The net payment by the Company was approximately $3.7 million.

As a result of the settlement, the Company will no longer be subject to Nevada gaming regulations, after completion of certain gaming de-registration procedures.

A copy of the Company’s press release announcing the Hard Rock settlement agreement is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished in Exhibit 99.1 shall not be deemed “filed” with the Securities Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

The exhibit contained in this current report on Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Exhibit Number	Description

99.1	Press Release dated March 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 MORGANS HOTEL GROUP CO.

Date: March 3, 2011

By: /s/ Richard Szymanski
Richard Szymanski
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 2, 2011